EASTGROUP PROPERTIES

2023
THIRD QUARTER

Conference Call
888-346-0688 | ID – EastGroup
October 25, 2023
11:00 a.m. Eastern Time
webcast available at
EastGroup.net



Grand West Crossing, Houston, Texas

Supplemental Information
September 30, 2023

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2023 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the costs to develop properties; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the impacts of inflation; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, Real Estate Investment Trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; availability of financing and capital, increase in interest rates, and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2023, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) September 30, 2023 December 31, 2022 ASSETS Real estate properties 4,776,355$ 4,395,972 Development and value-add properties 552,461 538,449 5,328,816 4,934,421 Less accumulated depreciation (1,246,312) (1,150,814) 4,082,504 3,783,607 Unconsolidated investment 7,261 7,230 Cash and cash equivalents 374 56 Other assets 264,715 244,944 TOTAL ASSETS 4,354,854$ 4,035,837 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (1,760)$ 168,454 Unsecured debt, net of debt issuance costs 1,676,131 1,691,259 Secured debt, net of debt issuance costs - 2,031 Accounts payable and accrued expenses 218,119 136,988 Other liabilities 83,099 83,666 Total Liabilities 1,975,589 2,082,398 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 46,277,057 shares issued and outstanding at September 30, 2023 and 43,575,539 at December 31, 2022 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; zero shares issued - - Additional paid-in capital 2,706,064 2,251,521 Distributions in excess of earnings (369,192) (334,898) Accumulated other comprehensive income 42,088 36,371 Total Stockholders' Equity 2,378,964 1,952,998 Noncontrolling interest in joint ventures 301 441 Total Equity 2,379,265 1,953,439 TOTAL LIABILITIES AND EQUITY 4,354,854$ 4,035,837

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
REVENUES				
Income from real estate operations	$ 144,378	125,570	417,153	357,020
Other revenue	2,152	88	4,289	165
	146,530	125,658	421,442	357,185
EXPENSES				
Expenses from real estate operations	40,709	35,033	114,662	98,643
Depreciation and amortization	42,521	39,277	125,830	113,079
General and administrative	3,429	3,967	13,017	12,503
Indirect leasing costs	147	119	436	410
	86,806	78,396	253,945	224,635
OTHER INCOME (EXPENSE)				
Interest expense	(11,288)	(9,771)	(36,888)	(26,851)
Gain on sales of real estate investments	-	-	4,809	40,999
Other	474	326	1,661	888
NET INCOME	48,910	37,817	137,079	147,586
Net income attributable to noncontrolling interest in joint ventures	(14)	(25)	(43)	(75)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	48,896	37,792	137,036	147,511
Other comprehensive income - interest rate swaps	5,777	17,157	5,717	39,826
TOTAL COMPREHENSIVE INCOME	$ 54,673	54,949	142,753	187,337
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.07	0.87	3.07	3.49
Weighted average shares outstanding - Basic	45,658	43,467	44,688	42,308
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.07	0.87	3.06	3.48
Weighted average shares outstanding - Diluted	45,788	43,581	44,782	42,419

Page 4 of 24

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2023 2022 2023 2022 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 48,896$ 37,792 137,036 147,511 Depreciation and amortization 42,521 39,277 125,830 113,079 Company's share of depreciation from unconsolidated investment 31 31 93 93 Depreciation and amortization from noncontrolling interest (2) (5) (4) (14) Gain on sales of real estate investments - - (4,809) (40,999) Gain on sales of non-operating real estate - - (446) - FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 91,446 77,095 257,700 219,670 Gain on involuntary conversion and business interruption claims (2,118) - (4,187) - FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS* 89,328$ 77,095 253,513 219,670 NET INCOME 48,910$ 37,817 137,079 147,586 Interest expense (1) 11,288 9,771 36,888 26,851 Depreciation and amortization 42,521 39,277 125,830 113,079 Company's share of depreciation from unconsolidated investment 31 31 93 93 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 102,750 86,896 299,890 287,609 Gain on sales of real estate investments - - (4,809) (40,999) Gain on sales of non-operating real estate - - (446) - EBITDA FOR REAL ESTATE ("EBITDAre")* 102,750$ 86,896 294,635 246,610 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.07$ 0.87 3.06 3.48 FFO attributable to common stockholders* 2.00$ 1.77 5.75 5.18 FFO attributable to common stockholders - excluding gain on involuntary conversion and business interruption claims* 1.95$ 1.77 5.66 5.18 Weighted average shares outstanding for EPS and FFO purposes - Diluted 45,788 43,581 44,782 42,419 September 30, * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended September 30, Nine Months Ended (1) Net of capitalized interest of $4,251 and $3,572 for the three months ended September 30, 2023 and 2022, respectively; and $11,864 and $8,515 for the nine months ended September 30, 2023 and 2022, respectively.

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2023 2022 2023 2022 NET INCOME 48,910$ 37,817 137,079 147,586 Gain on sales of real estate investments - - (4,809) (40,999) Gain on sales of non-operating real estate - - (446) - Interest income (197) (36) (383) (42) Other revenue (2,152) (88) (4,289) (165) Indirect leasing costs 147 119 436 410 Depreciation and amortization 42,521 39,277 125,830 113,079 Company's share of depreciation from unconsolidated investment 31 31 93 93 Interest expense (1) 11,288 9,771 36,888 26,851 General and administrative expense (2) 3,429 3,967 13,017 12,503 Noncontrolling interest in PNOI of consolidated joint ventures (16) (31) (47) (84) PROPERTY NET OPERATING INCOME ("PNOI")* 103,961 90,827 303,369 259,232 PNOI from 2022 and 2023 acquisitions (4,807) (4,261) (13,548) (5,686) PNOI from 2022 and 2023 development and value-add properties (12,433) (5,100) (33,295) (10,533) PNOI from 2022 and 2023 operating property dispositions - 134 95 (31) Other PNOI 49 109 248 222 SAME PNOI (Straight-Line Basis)* 86,770 81,709 256,869 243,204 Lease termination fee income from same properties (209) (24) (419) (2,397) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 86,561 81,685 256,450 240,807 Straight-line rent adjustments for same properties (280) (935) (962) (3,707) Acquired leases — market rent adjustment amortization for same properties (115) (168) (444) (1,102) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 86,166$ 80,582 255,044 235,998 Three Months Ended * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Nine Months Ended September 30, September 30, (1) Net of capitalized interest of $4,251 and $3,572 for the three months ended September 30, 2023 and 2022, respectively; and $11,864 and $8,515 for the nine months ended September 30, 2023 and 2022, respectively. (2) Net of capitalized development costs of $3,171 and $2,388 for the three months ended September 30, 2023 and 2022, respectively; and $7,983 and $7,474 for the nine months ended September 30, 2023 and 2022, respectively.

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2023 2022 OPERATING ACTIVITIES Net income 137,079$ 147,586 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 125,830 113,079 Stock-based compensation expense 6,835 6,530 Gain on sales of real estate investments (4,809) (40,999) Gain on sales of non-operating real estate (446) - Gain on involuntary conversion and business interruption claims (4,187) - Changes in operating assets and liabilities: Accrued income and other assets (11,986) (2,743) Accounts payable, accrued expenses and prepaid rent 50,434 52,496 Other 1,349 602 NET CASH PROVIDED BY OPERATING ACTIVITIES 300,099 276,551 INVESTING ACTIVITIES Development and value-add properties (286,256) (395,313) Purchases of real estate (87,338) (2,049) Real estate improvements (42,097) (31,043) Net proceeds from sales of real estate investments and non-operating real estate 13,821 51,006 Leasing commissions (22,712) (26,968) Proceeds from involuntary conversion on real estate assets 1,339 - Changes in accrued development costs 26,724 22,141 Changes in other assets and other liabilities 7,060 (3,328) NET CASH USED IN INVESTING ACTIVITIES (389,459) (385,554) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 334,230 695,726 Repayments on unsecured bank credit facilities (504,230) (749,053) Proceeds from unsecured debt 100,000 375,000 Repayments on unsecured debt (115,000) (75,000) Repayments on secured debt (1,970) (60,070) Debt issuance costs (1,796) (1,617) Distributions paid to stockholders (not including dividends accrued) (166,960) (139,597) Proceeds from common stock offerings 450,869 75,379 Common stock offering related costs (484) (190) Other (4,981) (11,120) NET CASH PROVIDED BY FINANCING ACTIVITIES 89,678 109,458 INCREASE IN CASH AND CASH EQUIVALENTS 318 455 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 56 4,393 CASH AND CASH EQUIVALENTS AT END OF PERIOD 374$ 4,848 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $11,864 and $8,515 for 2023 and 2022, respectively 30,888$ 21,550 Cash paid for operating lease liabilities 1,620 1,445 Common stock issued in the purchase of real estate - 303,682 Debt assumed in the purchase of real estate - 60,000 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets -$ 398 Nine Months Ended September 30,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2023	2022	% Change	2023	2022	% Change
Same Property Portfolio (1)						
Square feet as of period end	46,514	46,514		46,514	46,514	
Average occupancy	98.1%	98.5%	-0.4%	98.4%	98.1%	0.3%
Occupancy as of period end	98.1%	98.8%	-0.7%	98.1%	98.8%	-0.7%
Same Property Portfolio Analysis (Straight-Line Basis) (1) *						
Income from real estate operations	$ 120,573	112,582	7.1%	$ 354,191	334,340	5.9%
Less cash received for lease terminations	(209)	(24)		(419)	(2,397)	
Income excluding lease termination income	120,364	112,558	6.9%	353,772	331,943	6.6%
Expenses from real estate operations	(33,803)	(30,873)	9.5%	(97,322)	(91,136)	6.8%
PNOI excluding income from lease terminations	$ 86,561	81,685	6.0%	$ 256,450	240,807	6.5%
Same Property Portfolio Analysis (Cash Basis) (1) *						
Income from real estate operations	$ 120,178	111,479	7.8%	$ 352,785	329,531	7.1%
Less cash received for lease terminations	(209)	(24)		(419)	(2,397)	
Income excluding lease termination income	119,969	111,455	7.6%	352,366	327,134	7.7%
Expenses from real estate operations	(33,803)	(30,873)	9.5%	(97,322)	(91,136)	6.8%
PNOI excluding income from lease terminations	$ 86,166	80,582	6.9%	$ 255,044	235,998	8.1%

(1) Includes properties which were included in the operating portfolio for the entire period of 1/1/22 through 9/30/23.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 8 of 24

EASTGROUP PROPERTIES

Additional Financial Information
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
SELECTED INCOME STATEMENT INFORMATION	*(Items below represent increases or (decreases) in FFO)*			
Lease income - operating leases	$ 106,683	93,548	311,529	267,423
Variable lease income [1]	37,695	32,022	105,624	89,597
Income from real estate operations	144,378	125,570	417,153	357,020
Straight-line rent income adjustment	2,343	2,764	8,787	6,654
Reserves for uncollectible straight-line rent	(186)	(188)	(642)	(153)
Net straight-line rent adjustment	2,157	2,576	8,145	6,501
Lease termination fee income	221	24	532	2,397
Recoveries (reserves) of uncollectible cash rent	(260)	(10)	(559)	25
Stock-based compensation expense	(1,881)	(2,210)	(6,835)	(6,530)
Debt issuance costs amortization	(504)	(342)	(1,464)	(978)
Indirect leasing costs	(147)	(119)	(436)	(410)
Gain on involuntary conversion and business interruption claims [2]	2,118	-	4,187	-
Acquired leases - market rent adjustment amortization	560	605	1,855	1,957

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
WEIGHTED AVERAGE COMMON SHARES				
Weighted average common shares - Basic	45,658	43,467	44,688	42,308
BASIC SHARES FOR EARNINGS PER SHARE ("EPS")	45,658	43,467	44,688	42,308
Potential common shares:				
Unvested restricted stock	130	114	94	111
DILUTED SHARES FOR EPS AND FFO	45,788	43,581	44,782	42,419

(1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance.

(2) Included in *Other revenue* on the Consolidated Statements of Income and Comprehensive Income; included in FFO.

Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics

($ in thousands, except per share data)
(Unaudited)

		Quarter Ended 9/30/23	Years Ended 2022	2021	2020	2019
ASSETS/MARKET CAPITALIZATION						
Assets	$	4,354,854	4,035,837	3,215,336	2,720,803	2,546,078
Equity Market Capitalization		7,706,518	6,451,794	9,403,107	5,477,783	5,164,306
Total Market Capitalization (Debt and Equity) [(1)]		9,386,518	8,318,835	10,859,473	6,791,879	6,350,438
Shares Outstanding - Common		46,277,057	43,575,539	41,268,846	39,676,828	38,925,953
Price per share	$	166.53	148.06	227.85	138.06	132.67
FFO CHANGE*						
FFO per diluted share	$	2.00	7.00	6.09	5.38	4.98
Change compared to same period prior year		13.0%	14.9%	13.2%	8.0%	6.9%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	1.27	4.70	3.58	3.08	2.94
FFO per diluted share		2.00	7.00	6.09	5.38	4.98
Dividend payout ratio		64%	67%	59%	57%	59%
COMMON DIVIDEND YIELD [(2)]						
Dividend distribution	$	1.27	4.70	3.58	3.08	2.94
Price per share		166.53	148.06	227.85	138.06	132.67
Dividend yield		3.05%	3.17%	1.57%	2.23%	2.22%
FFO MULTIPLE [(3)] *						
FFO per diluted share	$	2.00	7.00	6.09	5.38	4.98
Price per share		166.53	148.06	227.85	138.06	132.67
Multiple		20.82	21.15	37.41	25.66	26.64
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	102,750	337,536	278,959	245,669	221,517
Interest expense		11,288	38,499	32,945	33,927	34,463
Interest and fixed charge coverage ratio		9.10	8.77	8.47	7.24	6.43
DEBT-TO-EBITDAre RATIO [(4)] *						
Debt	$	1,674,371	1,861,744	1,451,778	1,310,895	1,182,602
EBITDAre		102,750	337,536	278,959	245,669	221,517
Debt-To-EBITDAre ratio [(4)]		4.07	5.52	5.20	5.34	5.34
Adjusted debt-to-pro forma EBITDAre ratio [(4)]		3.29	4.48	3.83	4.43	3.92
DEBT-TO-TOTAL MARKET CAPITALIZATION [(1)]		17.9%	22.4%	13.4%	19.3%	18.7%

ISSUER RATINGS [(5)]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.
(2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share.
(3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share.
(4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period.
(5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary
($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 9/30/23	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 10/23/23	
Lease-Up							
Gateway 2	Miami, FL	133,000	$ 21,460	23,700	02/24	78%	
Hillside 1	Greenville, SC	122,000	11,807	12,400	04/24	33%	
Stonefield 35 1-3	Austin, TX	274,000	32,482	35,300	08/24	30%	
Total Lease-up		529,000	65,749	71,400		43%	Wgt Avg %
Under Construction							
SunCoast 10	Fort Myers, FL	100,000	12,297	13,600	12/23	100%	
Horizon West 10	Orlando, FL	357,000	36,216	44,600	10/24	82%	
McKinney 1 & 2	Dallas, TX	172,000	21,934	27,300	10/24	14%	
Springwood 1 & 2	Houston, TX	292,000	30,488	33,300	10/24	9%	
Baswood 3-5	Fort Worth, TX	351,000	33,442	45,000	01/25	0%	
Eisenhauer Point 10-12	San Antonio, TX	223,000	16,085	29,400	01/25	11%	
SunCoast 9	Fort Myers, FL	111,000	12,777	16,200	01/25	0%	
Cass White 1 & 2	Atlanta, GA	296,000	20,578	31,900	02/25	0%	
Riverside 1 & 2	Atlanta, GA	284,000	17,871	33,700	02/25	0%	
Horizon West 6	Orlando, FL	87,000	5,283	12,300	03/25	0%	
MCO Logistics Center	Orlando, FL	167,000	11,861	24,200	03/25	0%	
Braselton 3	Atlanta, GA	115,000	2,269	14,300	05/25	0%	
Gateway South Dade 1 & 2	Miami, FL	169,000	16,104	33,400	05/25	0%	
Skyway 1 & 2	Charlotte, NC	318,000	6,099	37,200	06/25	0%	
Arista 36 1-3	Denver, CO	360,000	8,397	80,300	11/26	0%	
Total Under Construction		3,402,000	251,701	476,700		14%	Wgt Avg %
Total Lease-Up and Under Construction		3,931,000	$ 317,450	548,100		18%	Wgt Avg %

Projected Stabilized Yields [2]	Yield
Lease-Up	6.9%
Under Construction	6.8%
Development	6.8%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	59	780,000	$ 21,107
Sacramento, CA	7	82,000	3,299
San Francisco, CA	4	65,000	3,561
Fort Myers, FL	20	252,000	4,270
Miami, FL	25	341,000	22,322
Orlando, FL	40	442,000	12,806
Tampa, FL	105	973,000	23,384
Atlanta, GA	104	1,092,000	12,686
Jackson, MS	3	28,000	706
Charlotte, NC	114	828,000	10,617
Greenville, SC	71	476,000	6,853
Austin, TX	141	1,681,000	54,084
Dallas, TX	32	244,000	10,755
Fort Worth, TX	16	313,000	7,093
Houston, TX	98	1,377,000	29,345
San Antonio, TX	66	876,000	12,123
Total Prospective Development	905	9,850,000	235,011
Total Development and Value-Add Properties	905	13,781,000	$ 552,461

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

(2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties
($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 9/30/23	Conversion Date	% Leased 10/23/23	
1st Quarter						
Grand West Crossing 1	Houston, TX	121,000	$ 13,684	02/23	100%	
SunCoast 11	Fort Myers, FL	79,000	9,813	02/23	100%	
Cypress Preserve 1 & 2 [1]	Houston, TX	516,000	55,302	03/23	100%	
		716,000	78,799			
2nd Quarter						
Zephyr [1]	San Francisco, CA	82,000	29,045	04/23	42%	
McKinney 3 & 4	Dallas, TX	212,000	26,911	05/23	100%	
Horizon West 1	Orlando, FL	97,000	12,385	06/23	100%	
		391,000	68,341			
3rd Quarter						
Access Point 3 [1]	Greenville, SC	299,000	24,390	07/23	72%	
I-20 West Business Center	Atlanta, GA	155,000	15,047	07/23	100%	
Arlington Tech 3	Fort Worth, TX	77,000	10,112	08/23	100%	
Grand Oaks 75 4	Tampa, FL	185,000	18,755	09/23	100%	
LakePort 4 & 5	Dallas, TX	177,000	24,194	09/23	100%	
Steele Creek 11 & 12	Charlotte, NC	241,000	26,566	09/23	100%	
		1,134,000	119,064			
Total Transferred to Real Estate Properties		2,241,000	$ 266,204		94%	Wgt Avg %

Projected Stabilized Yields [2]	Yield
Development	7.6%
Value-Add	5.6%
Combined	6.8%

(1) Represents value-add acquisitions.

(2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through September 30, 2023

($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]
1st Quarter				
None				
2nd Quarter				
04/04/23	Lakeside Station Land	Tampa, FL	58.8 Acres	$ 6,847
04/18/23	Craig Corporate Center	Las Vegas, NV	156,000 SF	34,365
04/24/23	Northeast Trade Center Land	San Antonio, TX	49.0 Acres	6,177
06/29/23	Gateway Interchange Phase 3 Land	Phoenix, AZ	8.9 Acres	4,730
3rd Quarter				
07/06/23	Denton 35 Exchange Land	Dallas, TX	20.3 Acres	5,690
09/05/23	Blue Diamond Business Park	Las Vegas, NV	254,000 SF	52,973
09/06/23	Crossroads Logistics Park Land	Tampa, FL	43.8 Acres	15,146
09/15/23	Arista 36 Business Park Land	Denver, CO	29.3 Acres	5,878
Total Acquisitions			410,000 SF 210.1 Acres	$ 131,806

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price	Realized Gain
1st Quarter					
03/02/23	Basswood Land	Fort Worth, TX	2.0 Acres	$ 1,550	81 [2]
03/31/23	World Houston 23	Houston, TX	125,000 SF	9,600	4,809 [3]
2nd Quarter					
06/14/23	Lee Road Land	Houston, TX	9.9 Acres	3,200	365 [2]
3rd Quarter					
None					
Total Dispositions			125,000 SF 11.9 Acres	$ 14,350	5,255

[1] Represents acquisition price plus closing costs.

[2] Included in *Other* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

[3] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS		Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Upgrade on acquisitions	$	217	126	711	458
Tenant improvements:					
New tenants		4,568	3,437	13,869	9,775
Renewal tenants		947	606	2,511	2,477
Other:					
Building improvements		2,290	2,509	6,727	7,926
Roofs		4,582	2,733	15,457	5,665
Parking lots		1,014	373	2,808	1,598
Other		512	658	971	1,398
TOTAL REAL ESTATE IMPROVEMENTS [1]	$	14,130	10,442	43,054	29,297

CAPITALIZED LEASING COSTS (Principally Commissions)		Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Development and value-add	$	1,388	3,654	7,405	10,422
New tenants		2,600	2,414	7,695	8,554
Renewal tenants		3,448	2,881	8,739	9,779
TOTAL CAPITALIZED LEASING COSTS [2][3]	$	7,436	8,949	23,839	28,755

[1] Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Total Real Estate Improvements	$	43,054	29,297
Change in real estate property payables		(298)	(1)
Change in construction in progress		(659)	1,747
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	42,097	31,043

[2] Included in *Other Assets* on the Consolidated Balance Sheets.

[3] Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Total Capitalized Leasing Costs	$	23,839	28,755
Change in leasing commissions payables		(1,127)	(1,787)
Leasing Commissions on the Consolidated Statements of Cash Flows	$	22,712	26,968

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended September 30, 2023	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	31	655	5.6	62.7%	46.7%	$ 5.26	$ 4.27	$ 9.53
Renewal Leases	53	1,662	4.4	52.5%	36.1%	1.05	2.13	3.18
Total/Weighted Average	**84**	**2,317**	**4.7**	**55.4%**	**39.1%**	**$ 2.24**	**$ 2.73**	**$ 4.97**
					Per Year	**$ 0.48**	**$ 0.58**	**$ 1.06**
Weighted Average Retention [3]	**82.6%**							

Nine Months Ended September 30, 2023	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	85	1,834	5.5	54.7%	41.6%	$ 4.10	$ 3.91	$ 8.01
Renewal Leases	171	4,325	4.7	51.8%	34.8%	0.86	2.05	2.91
Total/Weighted Average	**256**	**6,159**	**4.9**	**52.7%**	**36.8%**	**$ 1.82**	**$ 2.61**	**$ 4.43**
					Per Year	**$ 0.37**	**$ 0.53**	**$ 0.90**
Weighted Average Retention [3]	**74.7%**							

	09/30/23	06/30/23	03/31/23	12/31/22	09/30/22
Percentage Leased	**98.5%**	**98.5%**	**98.7%**	**98.7%**	**99.0%**
Percentage Occupied	**97.7%**	**98.2%**	**97.9%**	**98.3%**	**98.5%**

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
September 30, 2023
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2023 [2]	Lease Expirations in Square Feet 2024	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Same PNOI Change* QTR Cash Basis [4]	Same PNOI Change* YTD Straight-Line Basis	Same PNOI Change* YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change QTR Cash Basis [4]	Rental Change YTD Straight-Line Basis	Rental Change YTD Cash Basis [4]
Florida														
Tampa	4,533,000	7.7%	98.9%	97.3%	172,000	589,000	12.9%	11.7%	10.9%	11.1%	73.1%	53.3%	60.0%	44.3%
Orlando	4,287,000	8.0%	99.8%	99.8%	171,000	543,000	16.2%	20.4%	14.3%	14.0%	78.5%	57.8%	65.6%	49.8%
Jacksonville	2,273,000	3.4%	100.0%	100.0%	30,000	506,000	13.4%	10.8%	14.1%	12.9%	56.5%	44.5%	51.5%	38.3%
Miami/Fort Lauderdale	1,733,000	3.8%	98.8%	98.8%	103,000	335,000	6.2%	-5.0%	-1.6%	-0.9%	70.3%	49.2%	38.7%	35.7%
Fort Myers	784,000	1.6%	97.4%	97.4%	12,000	98,000	-1.6%	2.0%	1.4%	1.7%	29.3%	17.0%	34.5%	20.5%
	13,610,000	**24.5%**	**99.3%**	**98.7%**	**488,000**	**2,071,000**	**12.0%**	**10.8%**	**9.8%**	**9.8%**	**64.9%**	**47.3%**	**53.2%**	**41.2%**
Texas														
Houston	6,816,000	10.7%	97.6%	97.3%	61,000	719,000	4.6%	2.9%	8.4%	7.7%	23.5%	7.6%	28.4%	10.5%
Dallas	5,251,000	9.3%	99.2%	97.4%	44,000	556,000	5.0%	7.0%	4.8%	9.3%	78.9%	60.0%	76.8%	59.0%
San Antonio	4,411,000	7.8%	98.6%	97.4%	34,000	588,000	4.3%	4.8%	4.6%	5.8%	55.9%	33.6%	35.0%	20.1%
Austin	1,302,000	3.0%	100.0%	97.7%	68,000	211,000	11.9%	9.9%	8.1%	7.3%	76.6%	54.3%	67.1%	47.5%
El Paso	1,126,000	1.6%	100.0%	100.0%	20,000	194,000	10.2%	10.5%	6.8%	7.6%	64.6%	50.1%	102.5%	77.6%
Fort Worth	1,108,000	1.8%	93.3%	90.9%	-	23,000	-24.6%	-24.5%	-14.7%	-15.9%	60.5%	55.2%	72.3%	50.8%
	20,014,000	**34.2%**	**98.3%**	**97.2%**	**227,000**	**2,291,000**	**4.2%**	**4.2%**	**5.4%**	**6.6%**	**58.9%**	**40.1%**	**49.3%**	**31.5%**
California														
Los Angeles [5]	2,484,000	6.8%	100.0%	100.0%	90,000	101,000	5.6%	8.4%	5.3%	8.1%	7.9%	3.1%	51.5%	38.9%
San Francisco	2,503,000	6.1%	94.1%	91.2%	141,000	225,000	-6.5%	10.3%	6.0%	12.2%	63.4%	51.6%	50.8%	40.5%
San Diego [5]	1,933,000	5.1%	100.0%	100.0%	39,000	119,000	2.4%	2.9%	1.8%	8.8%	N/A	N/A	99.1%	64.1%
Fresno	398,000	0.5%	91.8%	91.8%	35,000	44,000	4.4%	3.0%	0.5%	-1.6%	8.4%	3.5%	32.9%	21.9%
Sacramento	329,000	0.6%	100.0%	100.0%	-	10,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	7,647,000	**19.1%**	**97.6%**	**96.7%**	**305,000**	**499,000**	**2.0%**	**7.5%**	**4.5%**	**8.8%**	**45.5%**	**35.6%**	**52.0%**	**40.0%**
Arizona														
Phoenix	3,000,000	5.7%	100.0%	99.6%	62,000	320,000	8.3%	8.9%	5.8%	9.4%	82.6%	58.5%	97.6%	73.9%
Tucson	848,000	1.4%	100.0%	100.0%	-	101,000	2.7%	3.9%	1.4%	3.4%	N/A	N/A	50.6%	30.4%
	3,848,000	**7.1%**	**100.0%**	**99.7%**	**62,000**	**421,000**	**7.1%**	**7.9%**	**4.9%**	**8.1%**	**82.6%**	**58.5%**	**95.2%**	**71.7%**
Other Core														
Charlotte	3,883,000	5.5%	99.3%	97.6%	16,000	348,000	2.7%	5.6%	8.4%	9.8%	52.3%	33.9%	47.4%	28.7%
Atlanta	1,467,000	2.3%	100.0%	100.0%	-	350,000	1.3%	3.8%	1.5%	3.3%	54.4%	38.4%	54.6%	38.9%
Denver	886,000	1.8%	100.0%	99.0%	-	61,000	6.3%	10.2%	6.1%	8.9%	17.5%	9.2%	20.7%	10.9%
Las Vegas	1,165,000	2.9%	94.4%	94.4%	-	66,000	2.3%	5.0%	6.7%	8.8%	N/A	N/A	105.5%	74.1%
Greenville	768,000	0.9%	89.3%	89.3%	-	-	-0.4%	2.0%	-5.3%	-3.0%	N/A	N/A	N/A	N/A
	8,169,000	**13.4%**	**97.9%**	**96.9%**	**16,000**	**825,000**	**2.9%**	**5.8%**	**6.1%**	**8.0%**	**49.6%**	**33.3%**	**55.6%**	**36.1%**
Total Core Markets	**53,288,000**	**98.3%**	**98.5%**	**97.7%**	**1,098,000**	**6,107,000**	**5.9%**	**6.9%**	**6.4%**	**8.1%**	**57.4%**	**40.7%**	**53.9%**	**37.8%**
Total Other Markets	**1,293,000**	**1.7%**	**99.6%**	**99.4%**	**5,000**	**359,000**	**8.6%**	**7.7%**	**8.9%**	**8.1%**	**16.0%**	**7.7%**	**21.2%**	**10.9%**
Total Operating Properties	**54,581,000**	**100.0%**	**98.5%**	**97.7%**	**1,103,000**	**6,466,000**	**6.0%**	**6.9%**	**6.5%**	**8.1%**	**55.4%**	**39.1%**	**52.7%**	**36.8%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through September 30, 2023

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	802,000	$ -	0.0%
2023 - remainder of year [(1)]	1,103,000	8,859	2.1%
2024	6,466,000	47,580	11.3%
2025	8,130,000	65,316	15.4%
2026	9,803,000	78,868	18.7%
2027	8,711,000	71,773	17.0%
2028	6,734,000	51,887	12.3%
2029	4,519,000	31,683	7.5%
2030	2,425,000	17,217	4.1%
2031	998,000	9,264	2.2%
2032 and beyond	4,890,000	39,741	9.4%
TOTAL	54,581,000	$ 422,188	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of September 30, 2023
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [(1)]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.4%	1.9%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.8%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.8%
4	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	San Diego, CA	20,000		
					0.7%	0.8%
5	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		2	Orlando, FL	91,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	28,000		
					0.6%	0.7%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
		1	Jackson, MS	6,000		
					0.6%	0.7%
7	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.7%	0.7%
8	**Trane U.S. Inc.**	1	Fort Worth, TX	147,000		
		1	Jacksonville, FL	81,000		
		1	Dallas, TX	58,000		
		1	Greenville, SC	55,000		
		1	Denver, CO	18,000		
		1	New Orleans, LA	11,000		
		1	Orlando, FL	7,000		
					0.7%	0.6%
9	**Infinite Electronics Inc.**	4	Dallas, TX	320,000		
					0.6%	0.6%
10	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.5%	0.6%
		36		3,763,000	6.8%	8.2%

[(1)] Calculation: Customer Annualized Base Rent as of 09/30/23 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

Page 19 of 24 Debt and Equity Market Capitalization September 30, 2023 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Weighted average interest rate Principal Payments Maturing Average years to maturity 2023 - remainder of year - -$ 2024 3.65% 170,000 2025 3.12% 145,000 2026 2.57% 140,000 2027 2.74% 175,000 2028 and beyond 3.57% 1,050,000 Total unsecured debt (fixed rate) (1) 3.37% 1,680,000 5.5 Unsecured bank credit facilities (variable rate) $50MM Line - 6.185% - matures 7/30/2025 - $625MM Line - 6.094% - matures 7/30/2025 - Total carrying amount of debt 1,680,000 Total unamortized debt issuance costs (5,629) Total debt, net of unamortized debt issuance costs 1,674,371$ Equity market capitalization Shares outstanding - common 46,277,057 Price per share at quarter end 166.53$ Total equity market capitalization 7,706,518$ Total market capitalization (debt and equity) (2) 9,386,518$ Total debt / total market capitalization (2) 17.9% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

Page 20 of 24 Continuous Common Equity Program Through September 30, 2023 ($ in thousands, except per share data) (Unaudited) Shares Sold (1) Weighted Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 821,034 163.51$ 134,245$ (1,736)$ 132,509$ 2nd Quarter 972,569 169.72 165,064 (1,697) 163,367 3rd Quarter (2) 931,418 177.14 164,996 (1,693) 163,303 TOTAL 2023 2,725,021 170.39$ 464,305$ (5,126)$ 459,179$ (1) As of October 24, 2023, the Company had common shares with an aggregate gross sales price of $285.7 million authorized and remaining for issuance under its continuous common equity program. (2) On September 28 and 29, 2023, the Company sold 53,364 shares of common stock under its continuous common equity offering program. These shares, which are included in the 3rd Quarter sales activity, were deemed to be issued and outstanding upon settlement in October 2023.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended September 30, 2023 (1) 2022 2021 2020 2019 Debt 1,674,371$ 1,861,744$ 1,451,778 1,310,895 1,182,602 EBITDAre* 102,750 337,536 278,959 245,669 221,517 DEBT-TO-EBITDAre RATIO* 4.07 5.52 5.20 5.34 5.34 Debt 1,674,371$ 1,861,744$ 1,451,778 1,310,895 1,182,602 Subtract development and value-add properties in lease-up or under construction (317,450) (324,831) (376,611) (225,964) (315,794) Adjusted Debt* 1,356,921$ 1,536,913$ 1,075,167 1,084,931 866,808 EBITDAre* 102,750$ 337,536$ 278,959 245,669 221,517 Adjust for acquisitions as if owned for entire period 624 6,900 4,213 1,906 5,590 Adjust for development and value-add properties in lease-up or under construction (203) (857) (700) (1,327) (2,072) Adjust for properties sold during the period - (235) (1,517) (1,081) (3,812) Pro Forma EBITDAre* 103,171$ 343,344$ 280,955 245,167 221,223 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO* 3.29 4.48 3.83 4.43 3.92 (1) Quarterly calculations annualize EBITDAre for the quarter. (2) Yearly calculations use EBITDAre for the 12-month period. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended December 31, (2)

EASTGROUP PROPERTIES

Outlook for 2023
(Unaudited)

	Low Range		High Range	
	Q4 2023	Y/E 2023	Q4 2023	Y/E 2023
	(In thousands, except per share data)			
Net income attributable to common stockholders	$ 48,859	185,895	50,727	187,763
Depreciation and amortization	43,417	169,336	43,417	169,336
Gain on sales of real estate investments and non-operating real estate	-	(5,255)	-	(5,255)
Funds from operations attributable to common stockholders*	$ 92,276	349,976	94,144	351,844
Weighted average shares outstanding - Diluted	46,713	45,265	46,713	45,265
Per share data (diluted):				
Net income attributable to common stockholders	$ 1.05	4.11	1.09	4.15
Funds from operations attributable to common stockholders	1.98	7.73	2.02	7.77

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	**Revised Guidance for Year 2023**	**July Earnings Release Guidance for Year 2023**	**Actual for Year 2022**
FFO per share	$7.73 - $7.77	$7.58 - $7.68	$7.00
FFO per share increase over prior year	10.7%	9.0%	14.9%
Same PNOI growth: cash basis (1)	7.3% - 8.3% (2)	6.8% - 7.8% (2)	8.9%
Average month-end occupancy - operating portfolio	97.6% - 98.2%	97.3% - 98.3%	98.0%
Lease termination fee income	$625,000	$725,000	$2.7 million
Reserves of uncollectible rent (Currently no identified bad debt for Q4)	$1.7 million	$1.8 million	$138,000
Development starts:			
Square feet	2.7 million	2.7 million	2.7 million
Projected total investment	$360 million	$360 million	$329 million
Value-add property acquisitions (Projected total investment)	none	none	$135 million
Operating property acquisitions	$145 million	$60 million	$378 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$40 million	$60 million	$52 million
Unsecured debt closing in period	$100 million at 5.27% weighted average interest rate	$100 million at 5.27% weighted average interest rate	$525 million at 3.82% weighted average interest rate
Common stock issuances	$585 million	$475 million	$75 million
General and administrative expense	$17.3 million	$18.5 million	$16.4 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/22 and are projected to be in the operating portfolio through 12/31/23; includes 46,437,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms (Continued) Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2022 through September 30, 2023. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.